UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 16, 2016
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

______________________________________
Two Rincon Center
121 Spear Street, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2016, Castlight Health, Inc. (“Castlight”) and SAP Technologies, Inc. (“Investor”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which Castlight sold and issued to Investor 4,762,658 shares (“Shares”) of Castlight’s Class B Common Stock and a warrant (“Warrant”) to purchase up to 1,905,063 shares (“Warrant Shares”) of Class B Common Stock at an aggregate purchase price of $17,955,221.00. The exercise price of the Warrant is $4.91 per share, and the Warrant will expire four years from the date Castlight and Investor enter into the Alliance Agreements (as defined below). If Castlight and Investor do not enter into such Alliance Agreements by May 17, 2017, then the Warrant will become void.
The Securities Purchase Agreement provides as follows:

Standstill. Until the earliest of (i) Investor ceasing to beneficially own at least 2% of Castlight’s outstanding Class A and Class B common stock for at least 90 consecutive days, (ii) May 17, 2021, (iii) the termination or expiration of the definitive agreement between the parties relating to the SAP Connected Health platform (the “Platform Agreement”) or (iv) if Castlight and the Investor fail to enter into the Platform Agreement and a definitive agreement relating to the distribution of Castlight Health solutions (together with the Platform Agreement, the “Alliance Agreements”) by November 17, 2016, then February 17, 2017, Investor and its affiliates are limited in their ability to acquire additional shares of capital stock with voting rights if the acquisition would increase the total percentage of beneficial ownership of Class A and Class B common stock of Castlight held by Investor and its affiliates to more than 10%. Investor also agreed to certain other restrictions, including restrictions on its ability to propose to enter into a business combination with Castlight, solicit proxies in Castlight shareholder votes, seek to control the management, Board or policies of Castlight, enter into voting arrangements with third parties with respect to Castlight, or make public announcements regarding the possibility of a business combination with Castlight or any subsidiary or division thereof.

Lockup. Until the earliest of (i) November 17, 2017, (ii) the termination of the Platform Agreement or (iii) if Castlight and the Investor fail to enter into the Alliance Agreements by November 17, 2016, then February 17, 2017, Investor will not sell, transfer or otherwise dispose of the Shares or the Warrant Shares, subject to limited exceptions.

Registration Rights. Castlight agreed to file registration statements registering the resale of the Shares and the Warrant Shares under certain circumstances.

The Securities Purchase Agreement also includes customary representations, warranties, covenants and other terms.

The Warrant and Securities Purchase Agreement are filed herewith as Exhibits 4.1 and 10.1, respectively.

Item 3.02 Unregistered Sale of Equity Securities.

The information disclosed under Item 1.01 is incorporated by reference herein. The offer and sale of the Shares and Warrant was exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Item 8.01 Other Events.

In connection with the entry into the Securities Purchase Agreement on May 16, 2016, Castlight and Investor announced on May 18, 2016 their plans for a strategic, multi-pronged business alliance aimed at delivering integrated healthcare technologies that can help lower healthcare costs, improve outcomes and increase benefits satisfaction. A copy of the press release issued by Castlight on May 18, 2016 relating to such business alliance is filed herewith as Exhibit 99.1.

Castlight does not expect any material near-term sales, revenue or expense impacts as a result of this relationship. There is no change to the financial outlook and guidance provided by management on May 10, 2016, with the exception of Castlight’s annual earnings per share guidance, which will be adjusted due to an increase in outstanding shares. Castlight now expects full year 2016 non-GAAP net loss per share in the range of ($0.40) to ($0.42) based on 100 to 101 million weighted average basic and diluted shares outstanding. This compares to Castlight’s prior expectation of full year 2016 non-GAAP net loss per share of ($0.41) to ($0.43) based on 97 to 98 million weighted average basic and diluted shares outstanding.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
4.1	Warrant issued to SAP Technologies, Inc.
10.1	Securities Purchase Agreement dated May 16, 2016, between Castlight Health, Inc. and SAP Technologies, Inc.
99.1	Press Release issued on May 18, 2016

Non-GAAP Financial Measures

To supplement Castlight’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Castlight also uses and provides investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP net loss per share. This non-GAAP financial measure differs from the GAAP financial measure in that it excludes stock-based compensation, warrant expense, litigation settlement, capitalization and amortization of internal-use software and the associated tax impact of these items, where applicable.

Castlight believes that this non-GAAP financial measure provides useful supplemental information to investors and others, facilitates the analysis of Castlight’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of Castlight’s historical financial performance.

Castlight has not reconciled its non-GAAP net loss per share guidance for the full year 2016 to comparable GAAP net loss per share guidance because it does not provide guidance for stock-based compensation expense and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss used to determine non-GAAP net loss per share. The factors that may impact Castlight’s future stock-based compensation expense and capitalization and amortization of internal-use software are out of its control and/or cannot be reasonably predicted, and therefore Castlight is unable to provide such guidance without unreasonable effort.

Non-GAAP net loss per share should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, this non-GAAP measure may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight encourages investors and others to review its financial information in its entirety and not rely on a single financial measure.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on Castlight’s management’s beliefs and assumptions and on information currently available to its management, and include statements regarding future financial projections, anticipated business and financial impacts of the Alliance and expected timing with respect to the entry into the Alliance Agreements. In some cases, you can identify forward-looking statements by terms such as “plan,” “expect,” “may,” “will,” “should,” “could,” “goal,” “would,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause Castlight’s actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements. Castlight discusses many of these risks, uncertainties and other factors in its most recent Quarterly Report on Form 10-Q filed with the SEC, including under the section titled “Risk Factors” set forth in Part II, Item 1A in the Quarterly Report on Form 10-Q. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent Castlight’s expectations only as of the date of this filing. You should read this Current Report on Form 8-K completely and with the understanding that Castlight’s actual future results may be materially different from what it expects. Castlight hereby qualifies its forward-looking statements by these cautionary statements. Except as required by law, Castlight assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date: May 18, 2016	By:	/s/ John C. Doyle
John C. Doyle
Chief Financial Officer and Chief Operating Officer (Principal Financial Officer and Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
4.1	Warrant issued to SAP Technologies, Inc.
10.1	Securities Purchase Agreement dated May 16, 2016, between Castlight Health, Inc. and SAP Technologies, Inc.
99.1	Press Release issued on May 18, 2016